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                                                                    Exhibit 23.5

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated May 20, 1998 in this Registration Statement Form S-1 and related prospectus of Miami Cruiseline Services Holdings I B.V. and Subsidiaries. We also consent to reference to our firm under the caption "Experts."

                         /s/ Goldstein Schechter Price Lucas Horwitz & Co., P.A.

Miami, Florida
August 16, 1999